SCHEDULE 14A
                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [X]
Filed by Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Proxy Statement

[ ] Confidential for Use of the Commission Only as permitted by Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

           FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED
           -----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                     ---------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies: ____________
(2) Aggregate number of securities to which transaction applies: _______________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.
    (Set forth the amount on which the filing fee is calculated and state how it was determined):____________________________________________________________
(4) Proposed maximum aggregate value of transaction:____________________________
(5) Total fee paid:_____________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:_____________________________________________________
(2) Form, Schedule or Registration Statement No.:_______________________________
(3) Filing Party: ______________________________________________________________
(4) Date Filed: ________________________________________________________________

   FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED
                                  (NYSE: FFC)
     FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)
                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                          To Be Held on April 23, 2004

To the Shareholders:

         Notice is hereby given that the Annual Meetings of Shareholders of Flaherty &Crumrine/Claymore Preferred Securities Income Fund Incorporated ("PREFERRED SECURITIES FUND" OR "FFC") and Flaherty &Crumrine/Claymore Total Return Fund Incorporated ("TOTAL RETURN FUND" OR "FLC") (EACH A "FUND" AND, COLLECTIVELY, THE "FUNDS"), each a Maryland corporation, will be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, 38th Floor, New York, New York 10019 at 8:30 a.m., on April 23, 2004, for the following purposes:

         1.       To elect Directors of each Fund (PROPOSAL 1).

         2. To approve an amendment to FFC's Articles Supplementary Establishing and Fixing the Rights and Preferences of Auction Market Preferred Stock ("Articles Supplementary") (as more fully set forth in the Joint Proxy Statement) (PROPOSAL 2 - FFC ONLY).

         3. To transact such other business as may properly come before the Meetings or any adjournments thereof.

         The Board of Directors of each Fund has fixed the close of business on January 26, 2004 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Annual Meetings.


                                           By Order of the Boards of Directors,



February 24, 2004                        R. ERIC CHADWICK
                                           SECRETARY

--------------------------------------------------------------------------------
SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S). THE PROXY CARD(S) SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

       REGISTRATION                                 VALID SIGNATURE

       CORPORATE ACCOUNTS

       (1)      ABC Corp.                           ABC Corp.
       (2)      ABC Corp.                           John Doe, Treasurer
       (3)      ABC Corp. c/o John Doe, Treasurer   John Doe
       (4)      ABC Corp. Profit Sharing Plan       John Doe, Trustee

       TRUST ACCOUNTS

       (1)      ABC Trust                           Jane B. Doe, Trustee
       (2)      Jane B. Doe, Trustee                Jane B. Doe
                u/t/d 12/28/78

       CUSTODIAN OR ESTATE ACCOUNTS

       (1)      John B. Smith, Cust.,               John B. Smith
                f/b/o John B. Smith, Jr. UGMA
       (2)      John B. Smith, Executor,            John B. Smith, Jr., Executor
                estate of Jane Smith

   FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED
                                  (NYSE: FFC)
     FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)

                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                         ANNUAL MEETINGS OF SHAREHOLDERS
                                 April 23, 2004

                              JOINT PROXY STATEMENT

         This document is a joint proxy statement ("Joint Proxy Statement") for Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ("PREFERRED SECURITIES FUND" OR "FFC") and Flaherty & Crumrine/Claymore Total Return Fund Incorporated ("TOTAL RETURN FUND" OR "FLC") (EACH A "FUND" AND, COLLECTIVELY, THE "FUNDS"). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Directors (each a "Board" and collectively, the "Boards") for use at the Annual Meeting of Shareholders of each Fund to be held on April 23, 2004, at 8:30 a.m., at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, 38th Floor, New York, New York 10019 and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and proxy card for each Fund of which you are a shareholder accompany this Joint Proxy Statement. Proxy solicitations will be made, beginning on or about February 24, 2004, primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of each Fund, Flaherty & Crumrine Incorporated ("Flaherty & Crumrine" or the "Adviser"), the investment adviser of each Fund, Claymore Securities, Inc. (the "Servicing Agent"), the servicing agent of each Fund, and PFPC Inc., the transfer agent and administrator of each Fund and a member of The PNC Financial Services Group, Inc. In addition, FFC has retained Proxy Advantage to assist in the solicitation of proxies for a fee estimated at $35,000 plus reimbursement of expenses. Other costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be shared proportionately by the Funds. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.

         THE ANNUAL REPORT OF EACH FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2003, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO PFPC INC., P.O. BOX 43027, PROVIDENCE, RI 02940-3027, OR CALLING 1-800-331-1710.

         If the enclosed proxy card is properly executed and returned in time to be voted at the relevant Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted "FOR" the election of the nominees for Director and "FOR" the other matters (as applicable to each Fund) listed in the accompanying Notice of Annual Meetings of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund at the above address prior to the date of the Meeting.

         In the event that a quorum is not present at a Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against any such adjournment. A shareholder vote may be taken on a proposal in the Joint Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered.

         Each Fund has two classes of capital stock: common stock, par value $0.01 per share (the "Common Stock"); and Auction Market Preferred Shares, par value $0.01 per share ("AMPS"; together with the Common Stock, the "Shares"). Each Share is entitled to one vote at the Meeting, with pro rata voting rights for any fractional Shares. On the record date, January 26, 2004, the following number of Shares of each Fund were issued and outstanding:

                                             COMMON STOCK           AMPS
         NAME OF FUND                         OUTSTANDING        OUTSTANDING
         ------------                         -----------        -----------

         Preferred Securities Fund (FFC)      42,052,055    Series M7   -  3,200
                                                            Series T7   -  3,200
                                                            Series W7   -  3,200
                                                            Series Th7  -  3,200
                                                            Series F7   -  3,200
                                                            Series T28  -  2,840
                                                            Series W28  -  2,840

         Total Return Fund (FLC)               9,703,910    Series T7   -  2,570
                                                            Series W28  -  2,570

         To the knowledge of each Fund and its Board, the following shareholder(s) or "group", as that term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), is the beneficial owner or owner of record of more than 5% of the relevant Fund's outstanding shares as of January 26, 2004*:

         NAME AND ADDRESS OF BENEFICIAL/                                  AMOUNT AND NATURE
         RECORD OWNER                               TITLE OF CLASS          OF OWNERSHIP               PERCENT OF CLASS
         ------------                               --------------          ------------               ----------------

         Cede & Co.**                                   Common       FFC -  41,973,568                     99.81%
         Depository Trust Company                        Stock       (record)
         55 Water Street, 25th Floor                                 FLC -   9,693,833                     99.90%
         New York, NY                                                (record)
         10041
                                                         AMPS        FFC -
                                                                     Series M7    - 3,200 (record)           100%
                                                                     Series T7    - 3,200 (record)           100%
                                                                     Series W7    - 3,200 (record)           100%
                                                                     Series Th7   - 3,200 (record)           100%
                                                                     Series F7    - 3,200 (record)           100%
                                                                     Series T28   - 2,840 (record)           100%
                                                                     Series W28   - 2,840 (record)           100%
                                                                     FLC -
                                                                     Series T7    - 2,570 (record)           100%
                                                                     Series W28   - 2,570 (record)           100%

-----------------
* As of January 26, 2004, the Directors and officers, as a group, owned less than 1% of each class of Shares.
**       A nominee partnership of The Depository Trust Company.

         This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shareholders of each Fund will vote as a single class except as described below under Proposal 1 and Proposal 2 (FFC only) and will vote separately on each proposal on which shareholders of that Fund are entitled to vote. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of Shares. Thus, if a proposal is approved by shareholders of one Fund and disapproved by shareholders of the other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for the Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign EACH enclosed proxy card. SHAREHOLDERS OF EACH FUND ARE ENTITLED TO VOTE ON THE PROPOSAL(S) PERTAINING TO THAT FUND.

         In order that your Shares may be represented at the Meetings, you are requested to vote on the following matters:

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PREFERRED SECURITIES FUND (FFC)

-------------------------------------------------------------------------------------------------------------------------------
    PROPOSAL                                      COMMON SHAREHOLDERS                            AMPS SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
   1. Election of Directors             Common Shareholders as a single class          AMPS Shareholders as a single class
                                        elect four Directors: Martin Brody,            elect two Directors: Nicholas Dalmaso
                                        Donald F. Crumrine, David Gale and             and Morgan Gust
                                        Robert F. Wulf
-------------------------------------------------------------------------------------------------------------------------------

   2. Amendment to Articles             Common and AMPS Shareholders, voting           Common and AMPS Shareholders,
      Supplementary                     together as a single class                     voting together as a single class
-------------------------------------------------------------------------------------------------------------------------------

   3. Other Business                    Common and AMPS Shareholders, voting together as a single class
-------------------------------------------------------------------------------------------------------------------------------

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

TOTAL RETURN FUND (FLC)

---------------------------------------------------------------------------------------------------------------------------------
      PROPOSAL                                    COMMON SHAREHOLDERS                            AMPS SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------------
   1. Election of Directors             Common Shareholders as a single class        AMPS Shareholders as a single class
                                        elect four Directors: Martin Brody,          elect two Directors: Nicholas Dalmaso
                                        Donald F. Crumrine, David Gale and           and Morgan Gust
                                        Robert F. Wulf
---------------------------------------------------------------------------------------------------------------------------------

   2. Other Business                    Common and AMPS Shareholders, voting together as a single class
---------------------------------------------------------------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF DIRECTORS

         At the Meetings, shareholders are being asked to consider the election of Directors of each Fund. Each nominee named below has consented to serve as a Director if elected at the relevant Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

NOMINEES FOR THE BOARD OF DIRECTORS

         The Board of each Fund is divided into three classes, each class having a term of three years. The initial election of each Director Nominee will take place at the Meeting and each year thereafter the term of office of one class expires and the successor or successors elected to such class serve for a three-year term. The classes of Directors are the same for each Fund and are indicated below:

        CLASS I DIRECTORS        CLASS II DIRECTORS          CLASS III DIRECTORS
        -----------------        ------------------          -------------------
        Nicholas Dalmaso            Martin Brody             Donald F. Crumrine
           David Gale                Morgan Gust               Robert F. Wulf

         The Class I Directors of each Fund all have been nominated for a one-year term to expire at each Fund's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Class II Directors of each Fund all have been nominated for a two-year term to expire at each Fund's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Class III Directors of each Fund have all been nominated for a three-year term to expire at each Fund's 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Each Director has served in such capacity since each Fund's commencement of operations.

         Under each Fund's Articles of Incorporation, Articles Supplementary and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of AMPS, voting as a single class, will be entitled to elect two Directors, and holders of the Common Stock will be entitled to elect the remaining Directors. However, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, the holders of AMPS, when dividends are in arrears for two full years, are able to elect the minimum number of additional Directors, that when combined with the two Directors elected by the holders of AMPS, would give the holders of AMPS a majority of the Directors. Nicholas Dalmaso and Morgan Gust, as Directors, currently represent holders of AMPS of each Fund. A quorum of the AMPS shareholders must be present at the Meeting of each Fund in order for the proposal to elect Messrs. Dalmaso and Gust, respectively, to be considered.

                           FUND (CLASS)                 NOMINEE(S) FOR DIRECTOR

                     FFC (Common Stock)                          Brody
                                                               Crumrine
                                                                 Gale
                                                                 Wulf

                     FFC (AMPS)                                 Dalmaso
                                                                 Gust

                     FLC (Common Stock)                          Brody
                                                               Crumrine
                                                                 Gale
                                                                 Wulf

                     FLC (AMPS)                                 Dalmaso
                                                                 Gust

INFORMATION ABOUT DIRECTORS AND OFFICERS

         Set forth in the table below are the existing Directors and nominees for election to the Boards of Directors of the Funds, including information relating to their respective positions held with each Fund, a brief statement of their principal occupations during the past five years and other directorships, if any. Each Director serves in the same capacity for each Fund.

                                                                                   NUMBER OF
                                                                  PRINCIPAL         FUNDS IN
                                           TERM OF OFFICE        OCCUPATION(S)    FUND COMPLEX
NAME, ADDRESS,             POSITION(S)      AND LENGTH OF         DURING PAST       OVERSEEN          OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUNDS    TIME SERVED*          FIVE YEARS      BY DIRECTOR**         HELD BY DIRECTOR
--------------           ---------------   --------------        -------------    -------------       -------------------
NON-INTERESTED
DIRECTORS:

MARTIN BRODY                Director     Class II Director             Retired          4            Director, Jaclyn, Inc.
c/o HMK Associates                      FFC - since inception                                      (luggage and accessories);
30 Columbia Turnpike                    FLC - since inception                                       Director Emeritus, Smith
Florham Park, NJ 07932                                                                                 Barney Mutual Funds
Age: 82                                                                                              (18 funds); Director,
                                                                                                      Flaherty & Crumrine
                                                                                                      Preferred Income Fund
                                                                                                   Incorporated and Flaherty &
                                                                                                    Crumrine Preferred Income
                                                                                                        Opportunity Fund
                                                                                                          Incorporated.

DAVID GALE                  Director      Class I Director        President and CEO     4            Director, Golden State
Delta Dividend Group, Inc.              FFC - since inception    of Delta Dividend              Vintners, Inc. (wine  pressing);
220 Montgomery Street,                  FLC - since inception       Group, Inc.                   Director, Flaherty & Crumrine
Suite 426                                                           (investments)                 Preferred Income Fund Incor-
San Francisco, CA 94104                                                                              porated and Flaherty &
Age: 54                                                                                             Crumrine Preferred Income
                                                                                                        Opportunity Fund
                                                                                                          Incorporated.

MORGAN GUST (1)             Director     Class II Director        Since March 2002,     4         Director, Flaherty & Crumrine
Giant Industries, Inc.                  FFC - since inception    President of Giant               Preferred Income Fund Incor-
23733 N. Scottsdale Road                FLC - since inception     Industries, Inc.                   porated and Flaherty &
Scottsdale, AZ 85255                                             (petroleum refining               Crumrine Preferred Income
Age: 56                                                          and marketing) and,                    Opportunity Fund
                                                                 for more than five                       Incorporated.
                                                                years prior thereto,
                                                                   Executive Vice
                                                                   President, and
                                                                   various other
                                                                   Vice President
                                                                    positions at
                                                                  Giant Industries,
                                                                        Inc.

ROBERT F. WULF              Director     Class III Director    Financial Consultant;    4        Director, Flaherty & Crumrine
3560 Deerfield Drive South              FFC - since inception  Trustee, University of             Preferred Income Fund Incor-
Salem, OR 97302                         FLC - since inception    Oregon Foundation;                  porated and Flaherty &
Age: 66                                                        Trustee, San Francisco                  Crumrine Preferred
                                                                Theological Seminary                Income Opportunity Fund
                                                                                                          Incorporated.

                                                                                               NUMBER OF
                                                                          PRINCIPAL             FUNDS IN
                                                   TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX
NAME, ADDRESS,                  POSITION(S)         AND LENGTH OF         DURING PAST           OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                       HELD WITH FUNDS       TIME SERVED*          FIVE YEARS          BY DIRECTOR**       HELD BY DIRECTOR
--------------                ---------------      --------------        -------------        -------------     -------------------
INTERESTED
DIRECTORS:

DONALD F. CRUMRINE (1)(2)(3)  Director,          Class III Director     Chairman of the Board        4      Director, Flaherty &
301 E. Colorado Boulevard     Chairman of       FFC - since inception       and Director of                  Crumrine Preferred
Suite 720                     the Board and     FLC - since inception     Flaherty & Crumrine                   Income Fund
Pasadena, CA 91101            Chief Executive                                                                 Incorporated and
Age: 56                       Officer                                                                        Flaherty & Crumrine
                                                                                                              Preferred Income
                                                                                                              Opportunity Fund
                                                                                                                Incorporated.

NICHOLAS DALMASO (1)          Director,           Class I Director         Senior Managing           2        Trustee, Dreman/
201 N. Hale Street            Vice President    FFC - since inception        Director and                     Claymore Dividend
Wheaton, IL 60187             and Assistant     FLC - since inception     General Counsel of                  and Income Fund,
Age: 38                       Secretary                                  Claymore Securities,                 Advent Claymore
                                                                         Inc. since November                 Equity Income Fund,
                                                                          2001 and Claymore                     MBIA Capital/
                                                                          Advisers, LLC since                 Claymore Managed
                                                                        October 2003. Partner                Duration Investment
                                                                          of DBN Group since                   Grade Municipal
                                                                        April 2001. Assistant                 Fund and Western
                                                                          General Counsel of                 Asset/Claymore U.S.
                                                                          Nuveen Investments                 Treasury Inflation
                                                                           from July 1999 to                Protection Securities
                                                                         November 2001. Prior                       Fund.
                                                                        to that, Vice President
                                                                         and Associate General
                                                                         Counsel of Van Kampen
                                                                              Investments.

OFFICERS:

ROBERT M. ETTINGER            President                 Officer               President and         N/A               N/A
301 E. Colorado Boulevard                        FFC - since inception         Director of
Suite 720                                        FLC - since inception     Flaherty & Crumrine
Pasadena, CA 91101
Age: 45

PETER C. STIMES               Chief Financial           Officer            Vice President of        N/A               N/A
301 E. Colorado Boulevard     Officer, Chief     FFC - since inception     Flaherty & Crumrine
Suite 720                     Accounting         FLC - since inception
Pasadena, CA 91101            Officer, Vice
Age: 48                       President,
                              Treasurer and
                              Assistant Secretary

                                                                                               NUMBER OF
                                                                          PRINCIPAL             FUNDS IN
                                                   TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX
NAME, ADDRESS,                  POSITION(S)         AND LENGTH OF         DURING PAST           OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                       HELD WITH FUNDS       TIME SERVED*          FIVE YEARS          BY DIRECTOR**       HELD BY DIRECTOR
--------------                ---------------      --------------        -------------        -------------     -------------------
OFFICERS:

BRADFORD S. STONE            Vice President            Officer             Since May 2003,          N/A              N/A
392 Springfield Avenue        and Assistant       FFC - since 2003        Vice President of
Mezzanine Suite                 Treasurer       FLC - since inception   Flaherty & Crumrine;
Summit, NJ 07901                                                         from June 2001 to
Age: 44                                                                April 2003, Director of
                                                                        US Market Strategy at
                                                                       Barclays Capital; from
                                                                        February 1987 to June
                                                                       2001, Vice President of
                                                                          Goldman, Sachs &
                                                                         Company as Director
                                                                         of US Interest Rate
                                                                      Strategy and, previously,
                                                                         Vice President of
                                                                            Interest Rate
                                                                            Product Sales

R. ERIC CHADWICK             Vice President,           Officer           Vice President of          N/A              N/A
301 E. Colorado Boulevard       Secretary       FFC - since inception    Flaherty & Crumrine
Suite 720                          and          FFC - since inception    since August 2001,
Pasadena, CA  91101             Assistant                               and previously (since
Age: 28                         Treasurer                              January 1999) portfolio
                                                                        manager of Flaherty &
                                                                      Crumrine. Prior to that,
                                                                        portfolio manager of
                                                                        Koch Industries, Inc.

-----------------------------------
* Class I Directors of each Fund all have been nominated for a one-year term to expire at each Fund's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Class II Directors of each Fund all have been nominated for a two-year term to expire at each Fund's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Class III Directors of each Fund all have been nominated for a three-year term to expire at each Fund's 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
** The funds in the fund complex are: Flaherty & Crumrine Preferred Income Fund Incorporated, Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated and Flaherty & Crumrine/Claymore Total Return Fund Incorporated (together, the "Flaherty & Crumrine Fund Family").
(1)      As a Director, represents holders of AMPS.
(2) "Interested person" of the Funds as defined in the 1940 Act. Messrs. Crumrine and Dalmaso are each considered an "interested person" because of their affiliation with the Adviser and the Servicing Agent, respectively.
(3) During the year ended November 30, 2003, Donald F. Crumrine purchased 100 shares of common stock of Flahery & Crumrine for $81,212.20, paid in cash, from Robert T. Flaherty.


BENEFICIAL OWNERSHIP OF SHARES IN FUNDS AND FUND COMPLEX FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

         Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Flaherty & Crumrine Fund Family beneficially owned by each Director.

                                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                       SECURITIES IN ALL REGISTERED INVESTMENT
                                                        DOLLAR RANGE OF EQUITY           COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                                    SECURITIES HELD IN FUND* (1)(2)      FAMILY OF INVESTMENT COMPANIES* (3)
----------------                                    -------------------------------    ---------------------------------------

                                                      FFC                     FLC                       TOTAL
                                                      ---                     ---                       -----

NON-INTERESTED DIRECTORS:

Martin Brody                                           C                       D                          E

David Gale                                             C                       C                          E

Morgan Gust                                            C                       C                          E

Robert F. Wulf                                         C                       B                          D

INTERESTED DIRECTORS:

Donald F. Crumrine                                   E(4)                    E(4)                       E(4)

Nicholas Dalmaso                                       A                       A                          A

---------------------------
*        Key to Dollar Ranges
A.       None
B.       $1 - $10,000
C.       $10,001 -$50,000
D.       $50,001 - $100,000
E.       over $100,000
         All shares were valued as of December 31, 2003.
(1) No Director or officer of the Funds owned any shares of AMPS on January 26, 2004.
(2) This information has been furnished by each Director as of January 29, 2004. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.
(3)      As a group, less than 1%.
(4) Includes shares of FFC and FLC held by Flaherty & Crumrine of which the reporting person is a shareholder and director.

         Each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of their affiliates receives a fee of $9,000 per annum plus $500 for each in-person meeting, and $150 for each telephone meeting for FFC and $100 for each telephone meeting for FLC. In addition, effective October 17, 2003, the Audit Committee Chairman receives an annual fee per Fund of $2,500. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. The Board of Directors of FFC held ten meetings (four of which were held by telephone conference call) and the Board of Directors of FLC held five meetings (two of which were held by telephone conference call) during the fiscal year ended November 30, 2003, and all of the Directors of each Fund then serving in such capacity attended at least 75% of the meetings of Directors and any Committee of which he is a member. In addition, one meeting of a special "ad hoc" committee of the Board of Directors was held for FFC. The aggregate remuneration paid to the Directors and officers of each Fund for the fiscal year ended November 30, 2003 is set forth below:

--------------------------------------------------------------------------------
                                          BOARD MEETING           TRAVEL AND
                     ANNUAL                    AND               OUT-OF-POCKET
                 DIRECTORS FEES      COMMITTEE MEETING FEES        EXPENSES*
--------------------------------------------------------------------------------
 FFC                 $34,296                 $21,800                $19,154
 FLC                 $13,404                 $10,300                 $6,099
--------------------------------------------------------------------------------

--------------
 * Includes reimbursement for travel and out-of-pocket expenses for both "interested" and "non-interested" Directors ("Independent Directors").

AUDIT COMMITTEE REPORT

         The role of each Fund's Audit Committee is to assist the Board of Directors in its oversight of (i) the integrity of each Fund's financial statements and the independent audit therof; (ii) each Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) each Fund's compliance with legal and regulatory requirements; and (iv) the independent auditor's qualifications, independence and performance. In addition, pursuant to each Fund's Audit Committee Charter, each Fund's Audit Committee is also required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in each Fund's annual proxy statement. Each Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of each Fund on January 21, 2004. The Audit Committee Charter appli-
cable to each Fund is attached as Annex A to this Joint Proxy Statement. As set forth in the Charter, management is responsible for (i) the preparation, presentation and integrity of each Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies, and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out proper audits and reviews of each Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

         In performing its oversight function, at a meeting held on January 21, 2004, the Audit Committee reviewed and discussed with management of each Fund and the independent accountants, KPMG LLP ("KPMG"), the audited financial statements of each Fund as of and for the fiscal year ended November 30, 2003, and discussed the audit of such financial statements with the independent accountants.

         In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented. The Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent accountants and each Fund and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.

         As set forth above, and as more fully set forth in each Fund's Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund's financial reporting procedures, internal controls systems, and the independent audit process.

         The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by each Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of each Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

         Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of each Fund recommended to the Board of Directors of each Fund that the audited financial statements be included in each Fund's Annual Report for the fiscal year ended November 30, 2003.

THIS  REPORT  WAS  SUBMITTED  BY THE AUDIT  COMMITTEE  OF EACH  FUND'S  BOARD OF
DIRECTORS

Martin Brody
David Gale
Morgan Gust
Robert Wulf (Chairman)

January 21, 2004

         The Audit Committee for FFC met four times and the Audit Committee for FLC met twice during the fiscal year ended November 30, 2003. Each Audit Committee is composed entirely of the relevant Fund's independent (as such term is defined by the New York Stock Exchange, Inc.'s listing standards (the "NYSE Listing Standards")) Directors, namely Messrs. Brody, Gale, Gust and Wulf.

NOMINATING COMMITTEE

         Each Board of Directors has a Nominating Committee composed entirely of each Fund's independent (as such term is defined by the NYSE Listing Standards) Directors, namely Messrs. Brody, Gale, Gust and Wulf. The Nominating Committee of each Fund did not meet during the fiscal year ended November 30, 2003. The Nominating Committee is responsible for identifying individuals believed to be qualified to become Board members and recommending to the Board of Directors such nominees to stand for election as directors at each Fund's annual meeting of shareholders and to fill any vacancies on the Board. Each Fund's Nominating Committee has a charter which is available on the Funds' website (www.fcclaymore.com).

         Each Fund's Nominating Committee believes that it is in the best interest of the Fund and its shareholders to obtain highly qualified candidates to serve as members of the Board of Directors. The Nominating Committees have not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, the Nominating Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

         Each Fund's Nominating Committee will consider director candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Joint Proxy Statement (see "Submission of Shareholder Proposals" below).

OTHER BOARD-RELATED MATTERS

         Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

         The Funds do not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders.

COMPENSATION

         The following table sets forth certain information regarding the compensation of each Fund's Directors for the fiscal year ended November 30, 2003. No executive officer or person affiliated with the Fund received compensation from the Fund during the fiscal year ended November 30, 2003 in excess of $60,000. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.

                               COMPENSATION TABLE

               NAME OF                             AGGREGATE                   TOTAL COMPENSATION FROM
             PERSON AND                          COMPENSATION                    THE FUNDS AND FUND
              POSITION                          FROM EACH FUND               COMPLEX PAID TO DIRECTORS*
              --------                          --------------               --------------------------

DONALD F. CRUMRINE                                    $0                               $0 (4)
Director, Chairman of the Board
and Chief Executive Officer

NICHOLAS DALMASO                                      $0                               $0 (2)
Director

MARTIN BRODY                                     $13,574 - FFC                       $46,725 (4)
Director                                         $ 5,551 - FLC

DAVID GALE                                       $14,074 - FFC                       $47,725 (4)
Director                                         $ 6,051 - FLC

MORGAN GUST                                      $14,274 - FFC                       $48,125 (4)
Director                                         $ 6,051 - FLC

ROBERT F. WULF                                   $14,174 - FFC                       $48,628 (4)
Director                                         $ 6,051 - FLC

------------------------------
* Represents the total compensation paid to such persons by the Funds and the other funds in the Flaherty & Crumrine Fund Family for, in the case of FFC and FLC, the fiscal period from each Fund's commencement of operations through November 30, 2003, and, in the case of Flaherty & Crumrine Preferred Income Fund Incorporated and Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, for the fiscal year ended November 30, 2003, which are considered part of the same "fund complex" because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the director or nominee in such fund complex as of November 30, 2003.

REQUIRED VOTE

         The election of Messrs. Brody, Crumrine, Gale and Wulf as Directors of each Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of Common Stock of each Fund at the Meeting in person or by proxy. The election of Messrs. Dalmaso and Gust as Directors of each Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of AMPS of each Fund at the Meeting in person or by proxy.

         Proposal 1 is a routine item. A routine item is one which occurs annually and makes no fundamental or material changes to a fund's investment objectives, policies or restrictions, or to the investment management contracts.

         EACH BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH NOMINEE AS DIRECTOR.

     PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE PREFERRED SECURITIES FUND'S
                             ARTICLES SUPPLEMENTARY

         The second proposal to be considered at the Meeting is amending FFC's Articles Supplementary Establishing and Fixing the Rights and Preferences of Auction Market Preferred Stock (the "Articles Supplementary") as set forth in the proposed Articles of Amendment (the "Proposed Amendment") described below and attached to this Joint Proxy Statement as Annex B. For ease of reference, the Articles of Amendment in Annex B have been marked to show the proposed changes by underlining the new language and putting it in bold typeface.

         The Articles Supplementary establish procedures for regular periodic auctions for FFC's AMPS. The auctions establish the dividend rate to be paid to the holders of the AMPS for the next dividend period and are held by FFC's auction agent at the times and in the manner provided in the Articles Supplementary.

         The Articles Supplementary currently contain a provision (the "Force Majeure Provision") which provides that, if an auction date for any series ("Series") of AMPS is not a business day because the New York Stock Exchange ("NYSE") is closed for business due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services (each, an "Extraordinary Event"), or if the auction agent is not able to conduct an auction in accordance with the auction procedures for any such reason, the dividend rate for the next dividend period for that Series will be the dividend rate determined on the previous auction date.

         The Proposed Amendment would revise the Force Majeure Provision to (a) modify how the dividend rate to be paid to the holders of AMPS is determined by creating a distinction between situations where the NYSE is closed for (i) more than three calendar days or (ii) three or fewer calendar days and (b) provides that if an Extraordinary Event occurs with respect to a Series of AMPS, existing holders of such Series will continue to hold their AMPS until the next auction for that Series of AMPS is held. With regard to dividend payments that cannot be effected due to NYSE closures for an Extraordinary Event, the Proposed Amendment also creates a distinction between deferral of dividend payment dates for more than three days and three or fewer days.

         The purpose of the Proposed Amendment is to revise and clarify the procedures for auctions and dividend payments for certain situations outside the control of FFC that force the NYSE to close or prevent the auction agent from conducting an auction.

         DIVIDEND RATE PROVISION. The revised Force Majeure Provision provides that if an auction date is not a business day because the NYSE is closed for more than three consecutive calendar days (excluding Saturdays and Sundays and previously announced NYSE holidays), or the auction agent cannot conduct an auction in accordance with the auction procedures for such period, due to an Extraordinary Event, then the dividend rate to be paid to the holders of the AMPS will be the dividend rate determined on the previous auction date. If an auction date is not a business day because the NYSE is closed for three or fewer than three consecutive calendar days, or if the auction agent cannot conduct an auction in accordance with the auction procedures for such period due to an Extraordinary Event, then the dividend rate to be paid to the holders of the AMPS will be the dividend rate determined by auction on the first business day (i.e., the first day on which the NYSE is open) following such auction date.

         DIVIDEND PAYMENT PROVISION. The current provision applicable to payment of a dividend where the NYSE is closed due to an Extraordinary Event would similarly be modified to distinguish short-term from longer-term closings. Under the Articles Supplementary currently, special provisions allow the deferral of a dividend payment to the next business day on which FFC and the auction agent are able to cause the dividend to be paid using commercially reasonable available means. The Proposed Amendment narrows the circumstances in which this deferral would apply to where the NYSE is closed for more than three consecutive calendar days due to an Extraordinary Event.

         HOLD OVER PROVISION. The proposed revised Force Majeure Provision also provides that in the event an auction for a Series of AMPS cannot be held due to an Extraordinary Event, each existing holder of such Series of AMPS will continue to hold all of his or her AMPS until the next auction for such Series of AMPS is held (unless a holder sells his or her AMPS outside of an auction in a secondary trading market). This means that a holder would, under these circumstances, be required to hold his or her AMPS for another dividend period (which would be seven days in the case of Series M7, T7, W7, TH7 and F7 AMPS and 28 days in the case of Series T28 and W28 AMPS).

         REASONS FOR THE PROPOSED AMENDMENT. The Proposed Amendment is designed to bring the Force Majeure provisions for FFC into line with those for FLC and current practices for newly issued preferred shares of closed-end funds. It is also designed to make clear, rather than implicit, that holders of a Series of AMPS will be required to continue to hold their shares of that Series until an auction is held following an Extraordinary Event. Under the Proposed Amendment, if a NYSE closing is of short duration, a new auction will be held, while only under longer-duration closings (or a longer- duration inability of the auction agent to conduct an auction) will the holders maintain the current dividend rate. As a result, AMPS holders may benefit. Rather than receiving the existing dividend rate for an additional period in all instances, AMPS holders will be entitled to the rate resulting from an auction when the NYSE is closed for three days or less due to an Extraordinary Event. The same holds true for dividend payment dates. If a NYSE closing is of short duration, the dividend payment date would be the regular dividend payment date determined in accordance with the Articles Supplementary. A dividend payment date would be deferred to the next business day on which FFC and the auction agent are able to cause the dividend to be paid using commercially reasonable means only for longer-duration closings.

         At a meeting held on January 21, 2004, the Board of Directors of FFC approved the Proposed Amendment, subject to shareholder approval and subject to receipt of written confirmation by the rating agencies rating the AMPS, as discussed below. The Board considered a number of factors in its deliberations, including that the effect of the Proposed Amendment to the Articles Supplementary is to ensure that, upon an Extraordinary Event, FFC's auction for its AMPS can be conducted pursuant to clear procedures set forth in its Articles Supplementary; that the Proposed Amendment will benefit AMPS holders in the event of a NYSE closing of three days or less due to an Extraordinary Event by allowing their dividend rate to be determined at an auction in the ordinary course; and that the Proposed Amendment would bring the Force Majeure Provision for FFC in line with that for FLC and current industry practice. The Board also considered the potential benefit to the Common Shareholders of the Proposed
Amendment. In particular, they considered that the change could mitigate any disruption of the Fund's AMPS auction due to an Extraordinary Event, thereby preserving any potential benefit derived from the Fund being leveraged with AMPS.

REQUIRED VOTE

         Approval of the Articles of Amendment will require the affirmative vote of a majority of the outstanding shares of stock entitled to be cast by the holders of FFC's Common Stock and AMPS, voting together as a single class. The Proposed Amendment will not be implemented unless Moody's Investor Service, Inc. ("Moody's") and Fitch Ratings ("Fitch"), the ratings agencies currently rating the AMPS, confirm that the Proposed Amendment would not impair their current ratings on the AMPS ("Aaa" and "AAA," respectively). Conversations have been held with both Moody's and Fitch and they have indicated preliminarily their willingness to confirm their ratings.

THE BOARD OF DIRECTORS OF FFC UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         All proposals by shareholders of each Fund that are intended to be presented at each Fund's next Annual Meeting of Shareholders to be held in 2005 must be received by the relevant Fund for consideration for inclusion in the relevant Fund's proxy statement relating to the meeting no later than October 27, 2004 and must satisfy the other requirements of federal securities laws.

         Each Fund's By-Laws require shareholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide timely notice of the proposal in writing. To be considered timely, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund not later than 60 days prior to the date of the meeting; provided however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, any such notice by a shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was given or such public disclosure was made.

         Any such notice by a shareholder shall set forth the information required by the Fund's By-Laws with respect to each matter the shareholder proposes to bring before the annual meeting.

                             ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

         KPMG, 99 High Street, Boston, Massachusetts 02110-2371, has been selected to serve as each Fund's independent accountants for each Fund's fiscal year ending November 30, 2004. KPMG acted as the independent accountants for each Fund for the fiscal period from each Fund's commencement of operations through November 30, 2003. The Funds know of no direct financial or material indirect financial interest of KPMG in the Funds. A representative of KPMG will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

         Set forth in the table below are audit fees and non-audit related fees billed to each Fund by KPMG for professional services received for each Fund's fiscal period ended November 30, 2003.

               FISCAL PERIOD ENDED               AUDIT-RELATED
FUND               NOVEMBER 30      AUDIT FEES*     FEES**      TAX FEES***  ALL OTHER FEES
----               -----------      -----------     ------      -----------  --------------

FFC                  2003           $58,500         $12,800       $6,000          --

FLC                  2003           $58,500          $6,400       $6,000          --

-------------------------
* Includes non-recurring fees billed to each Fund by KPMG in connection with the initial offering of Common Stock and AMPS of each Fund.
** "Audit-Related Fees" are those fees billed to each Fund by KPMG in connection with their agreed-upon procedures reports on each Fund's Articles Supplementary. Such reports are required quarterly by Moody's and Fitch in connection with maintaining public ratings for each Fund's AMPS.
*** "Tax Fees" are those fees billed to each Fund by KPMG in connection with tax consulting services, including primarily the review of each Fund's income tax returns.

         Each Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser ("affiliates") and any service providers controlling, controlled by or under common control with the Funds' investment adviser that provide on-going services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit, audit-related and tax services for which KPMG billed each Fund fees for each Fund's fiscal period ended November 30, 2003 were pre-approved by the Audit Committee.

         For each Fund's fiscal period ended November 30, 2003, KPMG did not provide any non-audit services (or bill any fees for such services) to the Funds' investment adviser or any affiliates thereof that provide services to the Funds.

INVESTMENT ADVISER, ADMINISTRATOR AND SERVICING AGENT

         Flaherty & Crumrine serves as the investment adviser to each Fund and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. PFPC Inc. acts as the administrator to each Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. Claymore Securities, Inc. acts as the servicing agent to each Fund and is located at 210 North Hale Street, Wheaton, Illinois 60187.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund's directors and officers, certain persons affiliated with Flaherty & Crumrine and persons who beneficially own more than 10% of a registered class of each Fund's securities, to file reports of ownership and changes of ownership with the SEC, the New York Stock Exchange, Inc. and each Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish each Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, each Fund believes that during 2003, all such filing requirements applicable to such persons were met, except for two filings on behalf of Mr. Gale, whose purchase of (i) 1,000 shares of FFC's Common Stock during the initial offering of the Fund's Common Stock on January 29, 2003 was filed on October 6, 2003 and (ii) 1,000 shares of FLC's Common Stock during the initial offering of the Fund's Common Stock on August 29, 2003 was filed on January 30, 2004, and one filing on behalf of Mr. Gust, whose acquisition of 35 shares of FFC's Common Stock during the Fund's special year-end distribution on December 31, 2003 was filed on February 9, 2004.

BROKER NON-VOTES AND ABSTENTIONS

         A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         Each Fund does not intend to present any other business at the relevant Meeting, nor is either Fund aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                     ANNEX A

                             AUDIT COMMITTEE CHARTER

         1. The Audit Committee (the "Committee") shall consist of at least three members and shall be composed entirely of independent directors (within the meaning of the applicable regulatory requirements), all of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. At least one member of the Committee may qualify and be designated an "audit committee financial expert" ("ACFE"), within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002.

         2. The purposes of the Committee are:

                  (a) to assist Board oversight of (i) the integrity of the Fund's financial statements and the independent audit thereof; (ii) the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) the Fund's compliance with legal and regulatory requirements; and (iv) the independent auditor's (the "auditors") qualifications, independence and performance; and

                  (b) to prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Fund's annual proxy statement.

         The auditors shall report directly to the Committee.

         The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, notwithstanding the possibility that one or more members may be designated an ACFE. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information, including, for example, the information contemplated by paragraph 3(d), provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board). In addition, the evaluation of the Fund's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the auditors, nor does the Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the auditors for auditing, the financial statements. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

         3. To carry out its purposes, the Committee shall have the following duties and powers:

                  (a) be directly responsible for the appointment, compensation, retention and oversight of the work of the Fund's auditors or any other public accounting firm engaged for the purposes of preparing or issuing an audit report or performing other audit, review or attest services for the Fund (including resolution of disagreements between management and the independent auditor regarding financial reporting) and, in connection therewith, evaluate the independence of the auditors;

                  (b) to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Fund's investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws;

                  (c) to consider whether the provision by the Fund's auditor of non-audit services to its investment adviser or adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, is compatible with maintaining the auditor's independence;

                  (d) to meet with the Fund's auditors, including private meetings as necessary: (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to review the scope of non-audit services being provided; (iii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audits; (iv) to consider the auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; (v) to obtain annually in writing from the auditors their letter as to the adequacy of such controls; (vi) to review any difficulties the auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management, and management's response thereto; (vii) to review the form of report the auditors propose to render to the Board and shareholders; and (viii) to ensure receipt of a formal written statement from the auditors at least annually specifically delineating all relationships between the auditors and the Fund, including any relationships or services that may impact the auditors' objectivity and independence;

                  (e) at least annually, obtain and review a report by the Fund's independent auditor describing the auditor's internal quality control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and for the purpose of assessing the auditor's independence, all relationships between the independent auditor and the Fund;

                  (f) to meet with the Fund's management and, in the case of audited financial statements, the auditors: (i) to discuss the annual audited financial statements and semi-annual financial statements and any quarterly financial statements; (ii) to discuss generally earnings press releases and any financial information and earnings guidance provided to analysts and rating agencies, if any (but the Committee need not discuss in advance each earnings release or each instance in which the Fund may provide earnings guidance); (iii) to review all critical accounting policies and practices applied by the Fund in preparing its financial statements; (iv) to review all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management; and (v) to review other material written communications between the auditor and the Fund, including any management letter, report or recommendation on internal controls, schedule of unadjusted differences, engagement letter and independence letter;

                  (g) to review with the Fund's principal executive officer and/or principal financial officer in connection with their certification of Form N-CSR any significant deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data or material weaknesses therein and any reported evidence of fraud involving management of other employees who have a significant role in the Fund's internal controls;

                  (h) to consider and evaluate the effect upon the Fund of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the auditors;

                  (i) to discuss guidelines and policies governing the process by which management of the Fund manages the Fund's exposure to risk, and to discuss the Fund's major financial risk exposures and the steps management has taken to monitor and control such exposures;

                  (j) to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential anonymous submission by employees of the investment adviser or any other provider of accounting related services, as well as any employees of the Fund, of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

                  (k) to establish hiring policies for employees or former employees of the auditor consistent with government regulations;

                  (l) to review and evaluate the qualifications, performance and independence of the lead partner of the auditors;

                  (m) to discuss with management the timing and process for implementing the rotation of the lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the audit firm itself;

                  (n)  to  cause  the   preparation   of  any  report  or  other
disclosures required by the New York Stock Exchange or the Securities and Exchange Commission; and

                  (o) to report its activities to the full Board on a periodic basis and make such recommendations with respect to the matters within the scope of its authority and other matters, as the Committee may deem necessary or appropriate; and

                  (p) to prepare and review with the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this Charter. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

         4. The Committee shall meet as frequently as necessary to carry out its obligations and is empowered to hold special meetings as circumstances require and shall periodically meet separately with management and with the auditors. A majority of the total number of members of the Committee shall constitute a quorum of the Committee. A majority of the members of the Committee present shall be empowered to act on behalf of the Committee. The Committee shall regularly meet (typically, on the same day as regular Committee meetings) with the Fund's management and with the personnel of the Fund's administrator. Members of the Committee may participate in a meeting of the Committee in person or by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

         5. The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee, which shall be comprised of at least one person. Any actions of the subcommittee shall be presented to the full Committee at the next meeting of the Committee.

         6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding for the Committee to discharge its responsibilities, including for the payment of compensation to (a) any registered public accounting firm engaged to prepare or issue an audit report or perform other audit, review or attest services for the Fund, (b) any advisers employed by the Committee and (c) ordinary administrative expenses.

         7. The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board also shall review and approve this Charter at least annually.

         8. This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of all of the members of the Board, including a majority of the "non-interested" Board members (within the meaning of the Investment Company Act of 1940, as amended).

         9. With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Fund shall provide the New York Stock Exchange written confirmation regarding:

                  (a) any determination that the Fund's Board has made regarding the independence of directors pursuant to the New York Stock Exchange's governance standards or applicable law;

                  (b) the financial literacy of the Committee members;

                  (c) the determination that at least one of the Committee members has accounting or related financial management expertise; and

                  (d) the annual review and reassessment of the adequacy of the Charter.


         Amended and Re-Adopted:  January 21, 2004

                                    ANNEX B

                            ARTICLES OF AMENDMENT OF

   FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated (the "Corporation"), a corporation organized and existing under and by virtue of the Maryland General Corporation Law, hereby certifies that:

FIRST: Part II, Section 7 of the Articles Supplementary Establishing and Fixing the Rights and Preferences of Auction Market Preferred Stock of the Corporation, as filed with the State Department of Assessments and Taxation on April 20, 2003, is hereby amended as follows: By deleting in its entirety the current
Section 7 of Part II and substituting therefore the following new Section 7:

"7. FORCE MAJEURE.

            (a) Notwithstanding anything else set forth herein,

                    (i) if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business FOR MORE THAN THREE CONSECUTIVE CALENDAR DAYS (EXCLUDING SATURDAYS AND SUNDAYS AND PREVIOUSLY ANNOUNCED NEW YORK STOCK EXCHANGE HOLIDAYS) due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period shall be the Applicable Rate determined on the previous Auction Date.; and

                    (II) IF AN AUCTION  DATE IS NOT A BUSINESS  DAY  BECAUSE THE
                         NEW YORK STOCK EXCHANGE IS CLOSED FOR BUSINESS FOR THREE OR FEWER THAN THREE CONSECUTIVE CALENDAR DAYS (EXCLUDING SATURDAYS AND SUNDAYS AND PREVIOUSLY ANNOUNCED NEW YORK STOCK EXCHANGE HOLIDAYS) DUE TO AN ACT OF GOD, NATURAL DISASTER, EXTREME WEATHER, ACT OF WAR, CIVIL OR MILITARY DISTURBANCE, ACT OF TERRORISM, SABOTAGE, RIOTS OR A LOSS OR MALFUNCTION OF UTILITIES OR COMMUNICATIONS SERVICES, OR IF THE AUCTION AGENT IS NOT ABLE TO CONDUCT AN AUCTION IN ACCORDANCE WITH THE AUCTION PROCEDURES FOR ANY SUCH REASON, THEN THE APPLICABLE RATE FOR THE NEXT DIVIDEND PERIOD SHALL BE THE APPLICABLE RATE DETERMINED BY AUCTION ON THE FIRST BUSINESS DAY FOLLOWING SUCH AUCTION DATE.

            (b) Notwithstanding  anything else set forth  herein,  if a Dividend
                Payment Date is not a Business Day because the New York Stock Exchange is closed for business FOR MORE THAN THREE CONSECUTIVE CALENDAR DAYS due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the dividend payable on such date can not be paid for any such reason, then:

                    (i) The Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Fund and the Auction Agent are able to cause the dividend to be paid using commercially reasonable best efforts;

                    (ii) The  affected  Dividend  Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

                    (iii)The next  Dividend  Period  will  begin  and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

            (C) IN THE EVENT THAT EITHER  PROVISION (A) OR (B) OF THIS SECTION 7
                IS APPLICABLE FOR A SERIES OF PREFERRED SHARES, EACH BENEFICIAL OWNER OR EXISTING HOLDER, AS THE CASE MAY BE, OF SUCH SERIES OF PREFERRED SHARES SHALL HOLD ALL OF THE PREFERRED SHARES OF SUCH SERIES HELD BY SUCH BENEFICIAL OWNER OR EXISTING HOLDER UNTIL THE NEXT AUCTION DATE FOR SUCH SERIES OF PREFERRED SHARES (UNLESS THE BENEFICIAL OWNER OR EXISTING HOLDER, AS THE CASE MAY BE, OF SUCH SERIES OF PREFERRED SHARES SELLS HIS OR HER PREFERRED SHARES OUTSIDE OF AN AUCTION IN A SECONDARY TRADING MARKET)."

         SECOND: The amendment to the Charter of the Corporation set forth in Article FIRST above was advised by the Board of Directors and approved by the stockholders.

         IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed these Articles of Amendment and do hereby acknowledge that these Articles of Amendment are the act and deed of the Corporation and that, to the best of their knowledge, information and belief, the matters and facts contained herein with respect to authorization and approval are true in all material respects, under penalties of perjury.


DATE: _______________, 2004         ____________________________
                                    Donald F. Crumrine
                                    Chief Executive Officer

WITNESS:



--------------------------
R. Eric Chadwick
Secretary

          FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Flaherty & Crumrine/Claymore Total Return Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Donald F. Crumrine, Robert M. Ettinger and Teresa M. R. Hamlin, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, 38th Floor, New York, New York 10019 at 8:30 a.m., on April 23, 2004, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

  -------------                                                  -------------
   SEE REVERSE     CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
      SIDE                                                           SIDE
  -------------                                                  -------------

FLAHERTY & CRUMRINE/CLAYMORE
TOTAL RETURN FUND
C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-8586

--- PLEASE MARK
|X| VOTES AS IN
--- THIS EXAMPLE.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

1. ELECTION OF DIRECTORS
Nominees: (01) Martin Brody, (02) Donald F. Crumrine,
          (03) David Gale and (04) Robert F. Wulf

        FOR     ---     ---  WITHHELD
        ALL     | |     | |  FROM ALL
      NOMINEES  ---     ---  NOMINEES

---
| | --------------------------------------
--- For all nominees except as noted above

                            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS.

                                                                           ---
                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  | |
                                                                           ---

                            PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                            NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:              Date:           Signature:              Date:
          -------------      ----------           -------------      -----------

          FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Auction Market Preferred Stock ("AMPS") of Flaherty & Crumrine/Claymore Total Return Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Donald F. Crumrine, Robert M. Ettinger and Teresa M. R. Hamlin, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of AMPS, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, 38th Floor, New York, New York 10019 at 8:30 a.m., on April 23, 2004, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


  -------------                                                  -------------
   SEE REVERSE     CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
      SIDE                                                           SIDE
  -------------                                                  -------------

FLAHERTY & CRUMRINE/CLAYMORE
TOTAL RETURN FUND
C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-8586

--- PLEASE MARK
|X| VOTES AS IN
--- THIS EXAMPLE.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

1. ELECTION OF DIRECTORS
Nominees: (01) Nicholas Dalmaso and (02) Morgan Gust

        FOR     ---     ---  WITHHELD
        ALL     | |     | |  FROM ALL
      NOMINEES  ---     ---  NOMINEES

---
| | --------------------------------------
--- For all nominees except as noted above

                            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS.

                                                                           ---
                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  | |
                                                                           ---

                            PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                            NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:              Date:           Signature:              Date:
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                        IMPORTANT - IMPORTANT - IMPORTANT


WE NEED THE SUPPORT OF FFC SHAREHOLDERS IN APPROVING PROPOSAL 2:

o THE FUND HAS OUTSTANDING SEVERAL SERIES OF AUCTION MARKET PREFERRED SECURITIES (AMPS), EACH OF WHICH HOLDS REGULAR AUCTIONS.

o CURRENTLY, AN EXTRAORDINARY EVENT, SUCH AS OCCURRED ON 9/11/2001, COULD DISRUPT ONE OR MORE OF THESE AUCTIONS AND POSSIBLY RESULT IN THE FUND REDEEMING SHARES OF AMPS.

o COMMON STOCKHOLDERS COULD EXPERIENCE AN INCREASE IN THE COST OF THE FUND'S LEVERAGE IF AUCTIONS WERE DISRUPTED BY AN EXTRAORDINARY EVENT. IN ADDITION, REDEMPTION OF AMPS COULD RESULT IN A REDUCTION IN THE FUND'S DIVIDEND RATE.

o        AMPS HOLDERS COULD LOSE THEIR OPPORTUNITY TO INVEST IN FFC.

o PROPOSAL 2 MODIFIES PROCEDURES IN CASE OF AN EXTRAORDINARY EVENT, AS DESCRIBED IN THE ACCOMPANYING JOINT PROXY STATEMENT.

o YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT FFC SHAREHOLDERS APPROVE PROPOSAL 2 TO AVOID THE POSSIBILITY OF ADVERSE CONSEQUENCES FROM AN EXTRAORDINARY EVENT.